UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – May 11, 2006

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State of other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

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Item 7.01   Regulation FD

On May 11, 2006, Questar Market Resources, Inc., a wholly-owned subsidiary of Questar Corporation, announced that it had priced a registered public offering of $250 million of 6.05% senior notes due 2016.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.

Exhibit

      99.1

Release issued May 11, 2006, by Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

May 11, 2006

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

        99.1

Release issued May 11, 2006, by Questar Corporation.

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QUESTAR MARKET RESOURCES PRICES SENIOR NOTES OFFERING

SALT LAKE CITY – Questar Market Resources, Inc., (the Company) a wholly owned subsidiary of Questar Corporation (NYSE: STR) announced today that it had priced a registered public offering of $250 million of 6.05% senior notes due 2016 at a price of 99.663.

The offering is expected to close on May 16, 2006, subject to customary conditions. The Company intends to use the net proceeds of the offering for general corporate purposes, including the repayment of the $200 million aggregate principal amount of the Company's outstanding 7% notes due 2007, the repayment of certain intercompany demand notes, working capital and expansion of the Company's business.

Banc of America Securities LLC and Goldman, Sachs & Co. are joint book-running managers of the offering.

Questar Market Resources subsidiaries acquire, explore for, develop and produce natural gas, oil and NGL, manage, develop and produce cost-of-service gas reserves for affiliate utility Questar Gas, provide natural gas gathering and processing services for affiliates and third parties market equity and third-party natural gas and oil, provide risk-management services, and own and operate an underground storage reservoir.

This release includes forward-looking statements within the meaning of Section 27(a) of the Securities Act of 1933 as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Such statements are based on management’s current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. Factors that could cause actual results to differ from those anticipated are discussed in the company’s periodic filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005. Subject to the requirements of otherwise applicable law, the company cannot be expected to update the statements contained in this news release or take actions described herein or otherwise currently planned.

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